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                                                                         10(cvi)


                               AMENDMENT NO. 1
                                    TO THE
                            MASTER TRUST AGREEMENT
                                   BETWEEN
                            NACCO INDUSTRIES, INC.
                                     AND
                     STATE STREET BANK AND TRUST COMPANY
                     -----------------------------------

   NACCO Industries, Inc. (the "Company") hereby adopts this Amendment No. 1 to the Master Trust Agreement (the "Agreement") dated as of October 1, 1992 between the Company and State Street Bank and Trust Company (the "Trustee"). The provisions of this Amendment shall be effective as of January 1, 1993. Words and phrases used herein with initial capital letters which are defined in the Agreement are used herein as so defined.

                                   Section 1
                                   ---------

   The preamble to the Agreement is hereby amended by deleting the seventh "WHEREAS" clause therefrom and replacing it with the following:
        "WHEREAS, the Company and the Subsidiaries have appointed the Trustee as successor trustee to the trustees under such trust agreements and the Company and the Subsidiaries and the Trustee desire to amend and restate such trust agreements in their entirety."

                                   Section 2
                                   ---------

   Schedule A to the Agreement is hereby amended in its entirety to read as follows:

    "1.  The Hyster-Yale Profit Sharing Retirement Plan;

     2. The North American Coal Corporation Retirement Savings Plan (formerly known as The NACCO Industries, Inc. Savings Plan); and

     3. The Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan."





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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the dates shown below.

                                NACCO INDUSTRIES, INC.


Date: 12/15/92                  By: Charles Bittenbender
     ------------------            ---------------------------
                                    Title: Vice President


                                STATE STREET BANK AND TRUST
                                 COMPANY


Date: 1/7/93                    By:
                                   ---------------------------
                                   Title: Vice President





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